    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 4, 2001



                                                      REGISTRATION NO. 333-70790

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                      LEXINGTON CORPORATE PROPERTIES TRUST

             (Exact name of Registrant as specified in its charter)

                MARYLAND                                   6798                                  133717318
            (State or other                      (Primary North American                      (I.R.S. Employer
     Jurisdiction of organization)           Industry Classification Number)                Identification No.)

                              355 LEXINGTON AVENUE
                               NEW YORK, NY 10017
                                 (212) 692-7260
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                                T. WILSON EGLIN
                     PRESIDENT AND CHIEF OPERATING OFFICER
                      LEXINGTON CORPORATE PROPERTIES TRUST
                              355 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 692-7260
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                WITH COPIES TO:

                             BARRY A. BROOKS, ESQ.
                             MARK SCHONBERGER, ESQ.
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                                399 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 318-6000

    Approximate date of commencement of the proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    PROPOSED MAXIMUM
                                                             AMOUNT TO BE               AGGREGATE                AMOUNT OF
   TITLE OF EACH CLASS OF SECURITY TO BE REGISTERED           REGISTERED            OFFERING PRICE(2)        REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Common shares, par value $0.0001 per share............                               $32,175,000(3)              $8,043.75
8.5% senior subordinated debentures due 2009..........            (1)                $20,000,000(4)              $5,000.00
    Total.............................................                                 $52,175,000             $13,043.75(5)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Omitted pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o), promulgated under the Securities Act of 1933, as amended.

(3) Represents the maximum number of common shares issuable upon consummation of the transactions described herein. Fifty percent of the merger consideration will be paid in common shares, and fifty percent of the merger consideration will be paid in cash. The number of common shares issued will be determined on the basis of the average closing price of common shares during the 20 day period prior to, but not including, the closing date of the mergers. The maximum number of common shares would be issued if the average closing price is $14.00 per share.

(4) Represents the maximum principal amount of the 8.5% senior subordinated debentures that may be issued in lieu of common shares and cash.


(5) The registration fee under this Registration Statement has been previously paid by Lexington in connection with the filing of its preliminary proxy materials on November 13, 2000 and the filing of the original registration statement on October 2, 2001.

                             ---------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF TRUSTEES AND OFFICERS.

     The Company's trustees and officers are and will be indemnified under Maryland law, and the Declaration of Trust of the Company (the "Declaration") against certain liabilities. The Declaration requires the Company to indemnify its trustees and officers to the fullest extent permitted from time to time by the laws of Maryland. The Declaration also provides that, to the fullest extent permitted under Maryland law, trustees and officers of the Company will not be liable to the Company and its shareholders for money damages.

     Section 2-418 of the General Corporation Law of the State of Maryland generally permits indemnification of any director made a party to any proceedings by reason of service as a director unless it is established that (i) the act or omission of such person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money property or services; or (iii) in the case of any criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The indemnity may include judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with the proceeding; but, if the proceeding is one by or in the right of the corporation, indemnification is not permitted with respect to any proceeding in which the director has been adjudged to be liable to the corporation, or if the proceeding is one charging improper personal benefit to the director, whether or not involving action in the director's official capacity, indemnification of the director is not permitted if the director was adjudged to be liable on the basis that personal benefit was improperly received. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet the requisite standard of conduct required for permitted indemnification. The termination of any proceeding by judgment, order or settlement, however, does not create a presumption that the director failed to meet the requisite standard of conduct for permitted indemnification.

     The foregoing reference is necessarily subject to the complete text of the Declaration of Trust and the statute referred to above and is qualified in its entirety by reference thereto.

     The Company has also entered into Indemnification Agreements with certain officers and trustees for the purpose of indemnifying such persons from certain claims and action in their capacities as such.

EXHIBIT
  NO.                              EXHIBIT
-------                            -------
  2.1    Form of Agreement and Plan of Merger by and among Lexington
         Corporate Properties, Inc. ("Lexington"), Lepercq Corporate
         Income Fund L.P. ("LCIF I") and Lex M-1, L.P. (filed as
         Appendix C-I to Lexington's Registration Statement on Form
         S-4 (File No. 33-66858) (the "Form S-4"))*
  2.2    Form of Agreement and Plan of Merger by and among Lexington,
         Lepercq Corporate Income Fund II L.P. ("LCIF II") and Lex
         M-2, L.P. (filed as Appendix C-II to the Form S-4)*
  2.3    Form of Agreement and Articles of Merger between Lexington and Lexington Corporate Properties -- Maryland, Inc. (filed as Exhibit 2.3 to Lexington's Annual Report on Form 10-K for
         the year ended December 31, 1993 (the "1993 10-K"))*
  2.4    Agreement and Plan of Merger between Lexington and Lexington
         Corporate Properties Trust (filed as Exhibit 2.1 to
         Lexington's Current Report on Form 8-K filed January 16,
         1998 (the "1998 8-K"))*
  2.5    Agreement and Plan of Merger by and among Lexington, Net 3
         Acquisition LP ("Net 3") and Net 1 L.P. ("Net 1"), as
         amended (filed as Exhibit 2.5 to Lexington's Registration
         Statement on Form S-4 (File No. 333-70790) (the "2001 Form
         S-4"))*
  2.6    Agreement and Plan of Merger by and among Lexington, Net 3 and Net 2 L.P. ("Net 2"), as amended (filed as Exhibit 2.6 to the 2001 Form S-4)*
  3.1    Declaration of Trust of Lexington, dated December 31, 1997
         (filed as Exhibit 3.1 to the 1998 8-K)*
  3.2    By-Laws of Lexington (filed as Exhibit 3.2 to Lexington's
         Annual Report on Form 10-K for the year ended December 31,
         1997 (the "1997 10-K")*
  3.3    Articles of Amendment of Declaration of Trust of Lexington
         (filed as Exhibit 3.3 to the 2001 Form S-4)*
  4.1    Specimen of Common Shares Certificate of the Trust (filed as
         Exhibit 3.2 to the 1997 10-K)*
  4.2    Form of Indenture between Lexington and The Bank of New
         York, as Trustee, including the form of 7.75% Subordinated
         Note due 2000 (filed as Exhibit 4.2 to the Form S-4)*
  4.3    Form of Indenture between Lexington and The Chase Manhattan
         Bank, as Trustee, including the form of 8.5% Senior
         Subordinated Debenture due 2009 (filed as Exhibit 4.3 to the
         2001 Form S-4)*
  5.1    Legal Opinion of Piper Marbury Rudnick & Wolfe with respect to the issuance of common shares and senior subordinated
         debentures of Lexington to limited partners of Net 1 and Net
         2+
  8.1    Tax Opinion of Paul, Hastings, Janofsky & Walker LLP with
         respect to the mergers of Net 1 and Net 2 into Net 3 (filed as Exhibit 8.1 to the 2001 Form S-4)*
 10.8    Form of 1994 Outside Director Shares Plan of Lexington
         (filed as Exhibit 10.8 to the 1993 10-K)*
 10.24   Class A Mortgage Note to Pacific Mutual Life Insurance
         Company and Lexington Mortgage Company dated May 19, 1995 in the amount of $34,000,000 (filed as Exhibit 10.24 to
         Lexington's Annual Report on Form 10-K for the year ended
         December 31, 1995 (the "1995 10-K"))*
 10.25   Class B Mortgage Note to Pacific Mutual Life Insurance
         Company and Lexington Mortgage Company dated May 19, 1995 in the amount of $18,500,000 (filed as Exhibit 10.25 to the
         1995 10-K)*
 10.26   Class C Mortgage Note to Pacific Mutual Life Insurance
         Company and Lexington Mortgage Company dated May 19, 1995 in the amount of $17,500,000 (filed as Exhibit 10.26 to the
         1995 10-K)*
 10.28   Indenture of Mortgage, Deed of Trust, Security Agreement,
         Financing Statement, Fixture Filing and Assignment of
         Leases, Rents and Security Deposits to First American Title
         Insurance Company and Pacific Mutual Life Insurance Company
         and Lexington Mortgage Company dated May 19, 1995 (filed as
         Exhibit 10.28 to the 1995 10-K)*

EXHIBIT
  NO.                              EXHIBIT
-------                            -------
 10.29   Assignment of Leases, Rents, and Security Deposits to
         Pacific Mutual Life Insurance Company and Lexington Mortgage
         Company dated May 19, 1995 (filed as Exhibit 10.29 to the
         1995 10-K)*
 10.30   Cash Collateral Account, Security, Pledge and Assignment
         Agreement with the Bank of New York, as agent and Pacific
         Mutual Life Insurance Company and Lexington Mortgage Company
         dated May 19, 1995 (filed as Exhibit 10.30 to the 1995
         10-K)*
 10.31   Trust and Servicing Agreement with Pacific Mutual Life
         Insurance Company, LaSalle National Bank and ABN AMRO Bank
         N.V. dated May 19, 1995 (filed as Exhibit 10.31 to the 1995
         10-K)*
 10.33   Investment Agreement dated as of December 31, 1996 with Five
         Arrows Realty Securities L.L.C. (filed as Exhibit 10.33 to
         Lexington's Current Report on Form 8-K filed February 10,
         1997 (the "1997 8-K"))*
 10.34   Operating Agreement dated as of January 21, 1997 with Five
         Arrows Realty Securities L.L.C. (filed as Exhibit 10.34 to the 1997 8-K)*
 10.35   Articles Supplementary Classifying 2,000,000 shares of
         Preferred Stock as Class A Senior Cumulative Convertible
         Preferred Stock and 2,000,000 shares of Excess Stock as
         Excess Class A Preferred Stock of Lexington (filed as
         Exhibit 10.35 to the 1997 8-K)*
 10.38   Operating Agreement and Management Agreement between
         Lexington and Lexington Acquiport Company, LLC (filed as
         Exhibit 2 to Lexington's Current Report on Form 8-K filed
         August 31, 1999)*
 10.39   Form of Employment Agreement between Lexington and E. Robert
         Roskind dated September 20, 1999 (filed as Exhibit 10.39 to
         Lexington's Annual Report on Form 10-K for the year ended
         December 31, 1999 (the "1999 10-K"))*
 10.40   Investment Advisory and Asset Management Agreement by and
         between AGAR International Holdings Ltd. and Lexington
         Realty Advisors, Inc. (filed as Exhibit 10.40 to Lexington's
         Annual Report on Form 10-K for the year ended December 31,
         2000 (the "2000 10-K"))*
 10.41   Underwriting Agreement between Lexington, First Union
         Securities, Inc., CIBC World Markets Corp., A. G. Edwards &
         Sons, Inc. and Raymond James & Associates, Inc., dated July
         26, 2001 (filed as Exhibit 10.41 to Lexington's Quarterly
         Report on Form 10-Q for the quarter ended June 30, 2001)*
 10.42   Contribution Agreement between Net 3 and Lepercq Net 1 L.P., as amended (filed as Exhibit 10.42 to the 2001 Form S-4)*
 10.43   Contribution Agreement between Net 3 and Lepercq Net 2 L.P., as amended (filed as Exhibit 10.43 to the 2001 Form S-4)*
 10.44   Unsecured Revolving Credit Agreement with Fleet National
         Bank dated March 30, 2001 in the amount of $35,000,000
         (filed as Exhibit 10.44 to the 2001 Form S-4)*
 12      Statement of Computation of Ratio of Earnings to Fixed
         Charges (filed as Exhibit 12 to the 2000 10-K)*
 21      List of Subsidiaries of Lexington (filed as Exhibit 21 to
         the 2000 10-K)*
 23.1    Consent of KPMG LLP -- Re: Lexington (filed as Exhibit 23.1 to the 2001 Form S-4)*
 23.2    Consent of KPMG LLP -- Re: Net 1 (filed as Exhibit 23.2 to the 2001 Form S-4)*
 23.3    Consent of KPMG LLP -- Re: Net 2 (filed as Exhibit 23.3 to the 2001 Form S-4)*
 25.1    Statement of Eligibility of Trustee (filed as Exhibit 25.1 to the 2001 Form S-4)*
 27      Financial Data Schedule as of and for the year ended
         December 31, 2000 (filed as Exhibit 27 to the 2000 10-K)*
 99.1    Form of Amended and Restated Agreement of Limited
         Partnership of Net 3 (filed as Exhibit 99.1 to the 2001 Form
         S-4)*


---------------


* Incorporated by reference



+ Filed herewith

     (b) Financial Statement Schedules

     (c) Report, Opinion or Appraisal

          Fairness Opinion of Prudential Securities Incorporated dated as of July 19, 2001 is incorporated by reference from Annex B filed as part of this registration statement on S-4.

          Fairness Opinion of Cohen & Steers Capital Advisors, Inc. dated as of July 30, 2001 is incorporated by reference from Annex C filed as part of this registration statement on S-4.

          Appraisal Report of Robert A. Stanger & Co., Inc. dated as of May 21, 2001 is incorporated by reference from Annex D filed as part of this registration statement on S-4.

ITEM 22.  UNDERTAKINGS.

     (a)  The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any acts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) herein do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the parties of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of their respective counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (d) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus within one business day of the receipt of such request, and to sent the incorporated documents by first class mall or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (e) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on October 4, 2001.


                                          LEXINGTON CORPORATE PROPERTIES TRUST

                                          By:      /s/ T. WILSON EGLIN
                                            ------------------------------------
                                                      T. Wilson Eglin
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints T. Wilson Eglin and E. Robert Roskind, jointly and severally, his attorneys-in-fact, each with power of substitution for him in any and all capacities, to sign any amendments to this Registration Statement, to file the same, with the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                 SIGNATURE                                  CAPACITY                       DATE
                 ---------                                  --------                       ----



                     *                          Chairman of the Board, Co-Chief      October 4, 2001
 ------------------------------------------      Executive Officer and Trustee
             E. Robert Roskind                   (Principal Executive Officer)




                     *                         Vice Chairman, Co-Chief Executive     October 4, 2001
 ------------------------------------------           Officer and Trustee
              Richard J. Rouse




            /s/ T. WILSON EGLIN                President, Chief Operating Officer    October 4, 2001
 ------------------------------------------               and Trustee
              T. Wilson Eglin




                     *                            Chief Financial Officer and        October 4, 2001
 ------------------------------------------                Treasurer
              Patrick Carroll




                     *                          Vice President, Chief Accounting     October 4, 2001
 ------------------------------------------          Officer and Secretary
                Paul R. Wood




                     *                                      Trustee                  October 4, 2001
 ------------------------------------------
             Geoffrey Dohrmann




                     *                                      Trustee                  October 4, 2001
 ------------------------------------------
              Carl D. Glickman




                 SIGNATURE                                  CAPACITY                       DATE
                 ---------                                  --------                       ----

                     *                                      Trustee                  October 4, 2001
 ------------------------------------------
               John D. McGurk




                     *                                      Trustee                  October 4, 2001
 ------------------------------------------
              Seth M. Zachary

          *By: /s/ T. WILSON EGLIN                 President, Chief Operating        October 4, 2001
 ------------------------------------------           Officer and Trustee
              T. Wilson Eglin
              Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT
  NO.
-------
  2.1    Form of Agreement and Plan of Merger by and among Lexington
         Corporate Properties, Inc. ("Lexington"), Lepercq Corporate
         Income Fund L.P. ("LCIF I") and Lex M-1, L.P. (filed as
         Appendix C-I to Lexington's Registration Statement on Form
         S-4 (File No. 33-66858) (the "Form S-4"))*
  2.2    Form of Agreement and Plan of Merger by and among Lexington,
         Lepercq Corporate Income Fund II L.P. ("LCIF II") and Lex
         M-2, L.P. (filed as Appendix C-II to the Form S-4)*
  2.3    Form of Agreement and Articles of Merger between Lexington and Lexington Corporate Properties -- Maryland, Inc. (filed as Exhibit 2.3 to Lexington's Annual Report on Form 10-K for
         the year ended December 31, 1993 (the "1993 10-K"))*
  2.4    Agreement and Plan of Merger between Lexington and Lexington
         Corporate Properties Trust (filed as Exhibit 2.1 to
         Lexington's Current Report on Form 8-K filed January 16,
         1998 (the "1998 8-K"))*
  2.5    Agreement and Plan of Merger by and among Lexington, Net 3
         Acquisition LP ("Net 3") and Net 1 L.P. ("Net 1"), as
         amended (filed as Exhibit 2.5 to Lexington's Registration
         Statement on Form S-4 (File No. 333-70790) (the "2001 Form
         S-4"))*
  2.6    Agreement and Plan of Merger by and among Lexington, Net 3 and Net 2 L.P. ("Net 2"), as amended (filed as Exhibit 2.6 to the 2001 Form S-4)*
  3.1    Declaration of Trust of Lexington, dated December 31, 1997
         (filed as Exhibit 3.1 to the 1998 8-K)*
  3.2    By-Laws of Lexington (filed as Exhibit 3.2 to Lexington's
         Annual Report on Form 10-K for the year ended December 31,
         1997 (the "1997 10-K")*
  3.3    Articles of Amendment of Declaration of Trust of Lexington
         (filed as Exhibit 3.3 to the 2001 Form S-4)*
  4.1    Specimen of Common Shares Certificate of the Trust (filed as
         Exhibit 3.2 to the 1997 10-K)*
  4.2    Form of Indenture between Lexington and The Bank of New
         York, as Trustee, including the form of 7.75% Subordinated
         Note due 2000 (filed as Exhibit 4.2 to the Form S-4)*
  4.3    Form of Indenture between Lexington and The Chase Manhattan
         Bank, as Trustee, including the form of 8.5% Senior
         Subordinated Debenture due 2009 (filed as Exhibit 4.3 to the
         2001 Form S-4)*
  5.1    Legal Opinion of Piper Marbury Rudnick & Wolfe with respect to the issuance of common shares and senior subordinated
         debentures of Lexington to limited partners of Net 1 and Net
         2+
  8.1    Tax Opinion of Paul, Hastings, Janofsky & Walker LLP with
         respect to the mergers of Net 1 and Net 2 into Net 3 (filed as Exhibit 8.1 to the 2001 Form S-4)*
 10.8    Form of 1994 Outside Director Shares Plan of Lexington
         (filed as Exhibit 10.8 to the 1993 10-K)*
 10.24   Class A Mortgage Note to Pacific Mutual Life Insurance
         Company and Lexington Mortgage Company dated May 19, 1995 in the amount of $34,000,000 (filed as Exhibit 10.24 to
         Lexington's Annual Report on Form 10-K for the year ended
         December 31, 1995 (the "1995 10-K"))*
 10.25   Class B Mortgage Note to Pacific Mutual Life Insurance
         Company and Lexington Mortgage Company dated May 19, 1995 in the amount of $18,500,000 (filed as Exhibit 10.25 to the
         1995 10-K)*
 10.26   Class C Mortgage Note to Pacific Mutual Life Insurance
         Company and Lexington Mortgage Company dated May 19, 1995 in the amount of $17,500,000 (filed as Exhibit 10.26 to the
         1995 10-K)*
 10.28   Indenture of Mortgage, Deed of Trust, Security Agreement,
         Financing Statement, Fixture Filing and Assignment of
         Leases, Rents and Security Deposits to First American Title
         Insurance Company and Pacific Mutual Life Insurance Company
         and Lexington Mortgage Company dated May 19, 1995 (filed as
         Exhibit 10.28 to the 1995 10-K)*

EXHIBIT
  NO.
-------
 10.29   Assignment of Leases, Rents, and Security Deposits to
         Pacific Mutual Life Insurance Company and Lexington Mortgage
         Company dated May 19, 1995 (filed as Exhibit 10.29 to the
         1995 10-K)*
 10.30   Cash Collateral Account, Security, Pledge and Assignment
         Agreement with the Bank of New York, as agent and Pacific
         Mutual Life Insurance Company and Lexington Mortgage Company
         dated May 19, 1995 (filed as Exhibit 10.30 to the 1995
         10-K)*
 10.31   Trust and Servicing Agreement with Pacific Mutual Life
         Insurance Company, LaSalle National Bank and ABN AMRO Bank
         N.V. dated May 19, 1995 (filed as Exhibit 10.31 to the 1995
         10-K)*
 10.33   Investment Agreement dated as of December 31, 1996 with Five
         Arrows Realty Securities L.L.C. (filed as Exhibit 10.33 to
         Lexington's Current Report on Form 8-K filed February 10,
         1997 (the "1997 8-K"))*
 10.34   Operating Agreement dated as of January 21, 1997 with Five
         Arrows Realty Securities L.L.C. (filed as Exhibit 10.34 to the 1997 8-K)*
 10.35   Articles Supplementary Classifying 2,000,000 shares of
         Preferred Stock as Class A Senior Cumulative Convertible
         Preferred Stock and 2,000,000 shares of Excess Stock as
         Excess Class A Preferred Stock of Lexington (filed as
         Exhibit 10.35 to the 1997 8-K)*
 10.38   Operating Agreement and Management Agreement between
         Lexington and Lexington Acquiport Company, LLC (filed as
         Exhibit 2 to Lexington's Current Report on Form 8-K filed
         August 31, 1999)*
 10.39   Form of Employment Agreement between Lexington and E. Robert
         Roskind dated September 20, 1999 (filed as Exhibit 10.39 to
         Lexington's Annual Report on Form 10-K for the year ended
         December 31, 1999 (the "1999 10-K"))*
 10.40   Investment Advisory and Asset Management Agreement by and
         between AGAR International Holdings Ltd. and Lexington
         Realty Advisors, Inc. (filed as Exhibit 10.40 to Lexington's
         Annual Report on Form 10-K for the year ended December 31,
         2000 (the "2000 10-K"))*
 10.41   Underwriting Agreement between Lexington, First Union
         Securities, Inc., CIBC World Markets Corp., A. G. Edwards &
         Sons, Inc. and Raymond James & Associates, Inc., dated July
         26, 2001 (filed as Exhibit 10.41 to Lexington's Quarterly
         Report on Form 10-Q for the quarter ended June 30, 2001)*
 10.42   Contribution Agreement between Net 3 and Lepercq Net 1 L.P., as amended (filed as Exhibit 10.42 to the 2001 Form S-4)*
 10.43   Contribution Agreement between Net 3 and Lepercq Net 2 L.P., as amended (filed as Exhibit 10.43 to the 2001 Form S-4)*
 10.44   Unsecured Revolving Credit Agreement with Fleet National
         Bank dated March 30, 2001 in the amount of $35,000,000
         (filed as Exhibit 10.44 to the 2001 Form S-4)*
 12      Statement of Computation of Ratio of Earnings to Fixed
         Charges (filed as Exhibit 12 to the 2000 10-K)*
 21      List of Subsidiaries of Lexington (filed as Exhibit 21 to
         the 2000 10-K)*
 23.1    Consent of KPMG LLP -- Re: Lexington (filed as Exhibit 23.1 to the 2001 Form S-4)*
 23.2    Consent of KPMG LLP -- Re: Net 1 (filed as Exhibit 23.2 to the 2001 Form S-4)*
 23.3    Consent of KPMG LLP -- Re: Net 2 (filed as Exhibit 23.3 to the 2001 Form S-4)*
 25.1    Statement of Eligibility of Trustee (filed as Exhibit 25.1 to the 2001 Form S-4)*
 27      Financial Data Schedule as of and for the year ended
         December 31, 2000 (filed as Exhibit 27 to the 2000 10-K)*
 99.1    Form of Amended and Restated Agreement of Limited
         Partnership of Net 3 (filed as Exhibit 99.1 to the 2001 Form
         S-4)*


---------------

*  Incorporated by reference

+  Filed herewith